RECENTLY ISSUED ACCOUNTING STANDARDS	12 Months Ended
Dec. 31, 2025
Accounting Policies [Abstract]
Recently issued accounting standards	RECENTLY ISSUED ACCOUNTING STANDARDS
Adoption of new accounting standards:
In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The guidance enhances disclosures relating to income taxes, including the income tax rate reconciliation and information related to income taxes paid. The adoption of ASU 2023-09 did not have a material impact on our consolidated financial statements
Accounting pronouncements that have been issued but not adopted:
The Company has reviewed all recently issued accounting pronouncements and has not identified any other new or amended standards that would have a material impact on the Company's current accounting policies.